UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10571

BLUE CHIP INVESTOR FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices)	(Zip code)

Ross C. Provence
1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Report to Stockholders.

BLUE CHIP INVESTOR FUND

ANNUAL REPORT

December 31, 2022

Blue Chip Investor Fund Annual Report December 31, 2022 (Unaudited)

Dear Shareholders,

Blue Chip Investor Fund (“the Fund”) returned -16.6% in 2022, versus -18.1% for the S&P 500. Our trailing five-year and ten-year annualized returns are 2.0% and 7.9%, respectively. These results compare to 9.4% and 12.6% for the S&P 500.

For the second consecutive year, the Fund outperformed the S&P 500. However, as the figures above also show, we’ll need further gains to make up for prior years’ underperformance. We remain optimistic that this gap will keep on narrowing. This belief resides not in our ability to time the market or trade stocks for short-term profits. Instead, our confidence is based on the excellence of the companies comprising the portfolio and our ability to continue owning these firms over the long run.

At year end, the Fund’s top 10 positions were as follows:

Company	% of Assets	Holding Period (Years)

Berkshire Hathaway (BRK/A)	39.0%	20
LKQ Corp (LKQ)	8.6%	6
Markel (MKL)	6.0%	2
Suncor (SU)	5.8%	9
AerCap (AER)	5.6%	1
Alphabet (GOOG)	5.1%	3
Brookfield (BN)	4.4%	5
Wells Fargo (WFC)	3.2%	3
CarMax (KMX)	3.2%	5
FedEx (FDX)	3.2%	7
Total / Average	84.1%	6

We believe the companies we own can deliver 10%-per-share earnings (or book value) growth per annum. If correct, the Fund may eventually grow at a similar rate, since share prices tend to follow business-value growth over the long term.

Stocks can underperform underlying business results for some time. Consider LKQ: We purchased our shares six years ago at an average cost of $31.18. As of December 31, 2022, LKQ traded at $53.41, an annualized gain of 9%. The firm’s adjusted per-share earnings, by contrast, increased at an annualized rate of 15%, growing from $1.69 to $3.95 (based on our 2022 estimates). However, in the end, earnings matter. Stock prices and earnings should—and usually do—perform similarly.

That said, a temporarily undervalued stock price can benefit long-term shareholders like the Fund. First, it allows us to buy stock at an attractive price. And second, if a company is generating excess cash, it can exploit the low share price by repurchasing stock. Staying with the LKQ example, during the last twelve months (through September 30), the firm bought back 7% of its outstanding shares. If the stock price remains subdued, LKQ could repurchase a similar amount next year. At this rate, it doesn’t take much organic growth to achieve double-digit per-share earnings growth.

The Fund’s portfolio, particularly the large positions highlighted above, includes many situations similar to LKQ’s. It’s this reality that keeps us so enthusiastic about the Fund’s prospects.

2022 Annual Report 1

INVESTMENT STRATEGY

The Fund’s approach is simple. But as Thelonious Monk once said, “simple ain’t easy.” We seek to make genuinely long-term investments in companies that we believe are undervalued, and we seek to own them until that value is realized.

Judging price versus value is our North Star, but we aren’t only looking for quantitatively “cheap” assets (e.g., low price-to-book or low price-to-earnings), which sometimes prove to be illusory. Our preference is to own truly great companies. That’s because, in our view, truly great companies compound their fair value for decades, and their fair value is rarely (if ever) fully appreciated by the market, enabling us to hold the stock for a long time as it gradually appreciates.

We define a “truly great” company as one that a) earns high returns on capital and b) has a durable competitive advantage that protects those high returns. Capitalism is brutally competitive, and few companies can achieve excess returns for long before another company steals them away or competes them down to lower levels. (Either scenario is bad for shareholders.)

Some examples of durable competitive advantages are economies of scale, i.e., low costs (LKQ, Quest Diagnostics, Cimpress), a trusted brand (Google, CarMax, Markel, Brookfield), and network effects (FedEx, Wayfair). Companies with these characteristics are exceedingly rare, which is one reason our portfolio is so concentrated.

Ultimately, we make investment decisions with a business-owner mentality, essentially viewing each purchase as if we were buying the entire business and retaining management. We aren’t concerned with macroeconomic forecasts or politics. It’s not that these factors—changes in GDP, the unemployment rate, inflation, interest rates, and commodity prices—are unimportant, it’s that they are unpredictable. And we don’t want to abandon an informed business judgment for an uninformed economic prediction (i.e., a guess).

To be clear, we care deeply about the economics of the businesses we own. For CarMax, we want to know used-car prices. For LKQ, we want to know the market for scrap metal. For Wells Fargo and Bread Financial, we want to know the federal funds target rate. For Suncor, we want to know oil prices and refining crack spreads. This is real-time, relevant information. What we don’t care about are people’s (usually economists) predictions about the near-term direction of those factors, which we don’t think is possible to do with any useful degree of accuracy over time.

It's telling that there are no economists on the Forbes list of wealthiest Americans. The list consists entirely of business owners, which is what we consider ourselves to be.

PORTFOLIO ACTIVITY

The Fund remains extremely careful in its portfolio selection. The bar for entry, in our opinion, is very high. Accordingly, we added no new stocks during the year. Instead, we added to a couple of positions that we already owned: Advance Auto Parts (AAP) and Bread Financial (BFH). These purchases were funded by selling Loyalty Ventures (LYLT), which was spun off to us late last year by Bread Financial. We also sold our stake in Restaurant Brands International (QSR).

Regarding QSR, we continue to believe it’s an excellent company with strong long-term prospects. However, we thought the valuation was more than reasonable. We sold QSR at a price-to-earnings (“P/E”) ratio of 20, i.e., an earnings yield of 5.0% .

Given the stable, capital-light nature of the business, investors often think of QSR as a kind of bond alternative. When we first bought the stock, the 10-year Treasury was at 0.69%, making a 5% earnings yield for QSR look like a bargain. But, at the time we sold, risk-free inter-

2022 Annual Report 2

est rates had jumped to 4.0% and a 5.0% earnings yield no longer looked so appealing. Factoring in the firm’s levered balance sheet, we decided our capital could be better deployed elsewhere.

OUTLOOK

As you probably know, we refrain from making macroeconomic or stock market predictions. However, we’ll note that the market frequently recovers the year after a large sell-off. In fact, since World War II, the three largest year-end declines were in 2008 (-36.6%), 1974 (-25.9%), and 2002 (-22.0%) . The fourth largest was last year (-18.1%) . The returns immediately following the ’08, ’74 and ’02 declines were 25.9%, 37.0% and 28.4%, respectively.

Will 2023 follow this pattern?

We don’t know. But the reason for the prior swift recoveries is largely due to investor psychology, as it bounces between extreme optimism and extreme pessimism, overshooting in both directions.

To quote famed value investor Howard Marks: “In the real world, things generally fluctuate between ‘pretty good’ and ‘not so hot.’ But in the world of investing, perception often swings from ‘flawless’ to ‘hopeless.’”

In 2022, most investors thought the markets were hopeless, as inflation, rising interest rates, and the Russia-Ukraine War caused stock (and bond) prices to drop. It’s certainly possible that even a mild correction in these areas would cause investors to rethink their “hopeless” view of the market.

Either way—up or down next year—we continue to believe that stocks will outperform most asset classes in the fullness of time, and we think investors who carefully buy and hold a basket of well-run, competitively advantaged companies will do even better.

As always, we remain absolutely focused on our goal of protecting and prudently growing your capital over the long term. We consider it both a serious responsibility and a great privilege. Thank you for your ongoing trust and support.

Sincerely,

Steven G. Check Co-Portfolio Manager	Ryan Kinney Co-Portfolio Manager

2022 Annual Report 3

Blue Chip Investor Fund

PERFORMANCE INFORMATION (Unaudited)

12/31/2022 NAV $169.56

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED DECEMBER 31, 2022

	1 Year(A)	5 Year(A)	10 Year(A)
Blue Chip Investor Fund	(16.64)%	1.97%	7.88%
S&P 500(B)	(18.11)%	9.42%	12.56%

The Fund’s total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the Prospectus dated May 1, 2022, was 1.34% (net of fee waivers or expense reimbursements it was 1.00%) . The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, and (b) the gross expense ratio may fluctuate due to changes in net assets and actual expenses incurred during the reported period.

(A) The 1 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-59-FUNDS.

2022 Annual Report 4

Blue Chip Investor Fund

BLUE CHIP INVESTOR FUND by Sectors (Unaudited) (as a percentage of Common Stocks)

Proxy Voting Guidelines (Unaudited)

Check Capital Management, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.bluechipinvestorfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-PX provides information regarding how the Fund voted proxies with regards to portfolio securities held during the most recent 12-month period ended June 30th and is available without charge, upon request, by calling our toll free number (1-877-59-FUNDS). This information is also available on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund publicly files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s web site at http://www.sec.gov.

2022 Annual Report 5

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including investment advisory fees and other Fund expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on July 1, 2022, and held through December 31, 2022.

Actual Expenses

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts or exchange fees or the expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2022 to
	July 1, 2022	December 31, 2022	December 31, 2022

Actual	$1,000.00	$1,020.87	$5.14

Hypothetical	$1,000.00	$1,020.11	$5.14
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2022 Annual Report 6

Blue Chip Investor Fund

		Schedule of Investments
		December 31, 2022
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Air Courier Services
7,000	FedEx Corporation	$1,212,400	3.15%
Asset Manager
54,100	Brookfield Corporation Class A (Canada)	1,701,986	4.43%
Commercial Printing
19,700	Cimpress PLC (Netherlands) *	543,917	1.41%
Diversified Bank
30,000	Wells Fargo & Co.	1,238,700	3.22%
Diversified Companies
32	Berkshire Hathaway Inc. Class A * (a)	14,998,751	39.01%
Fire, Marine & Casualty Insurance
1,750	Markel Corporation *	2,305,608	6.00%
Integrated Oil & Gas
70,000	Suncor Energy Inc. (Canada)	2,221,100	5.78%
Internet Content & Information
22,000	Alphabet Inc. - Class C *	1,952,060	5.08%
Retail - Auto Dealers & Gasoline Stations
20,000	CarMax, Inc. *	1,217,800	3.17%
Retail - Auto & Home Supply Stores
7,100	Advance Auto Parts, Inc.	1,043,913	2.72%
Retail - Catalog & Mail-Order Houses
8,800	Wayfair Inc. - Class A *	289,432	0.75%
Services - Business Services, NEC
12,200	Bread Financial Holdings, Inc.	459,452	1.20%
Services - Equipment Rental & Leasing, NEC
36,800	AerCap Holdings N.V. (Ireland) *	2,146,176	5.58%
Services - Medical Laboratories
7,500	Quest Diagnostics Incorporated	1,173,300	3.05%
Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
62,000	LKQ Corporation	3,311,420	8.61%
Total for Common Stocks (Cost $24,562,292)		35,816,015	93.16%
Money Market Funds
2,663,185	Fidelity Investments Money Market Funds Government
	Portfolio Class I 4.06% **	2,663,185	6.93%
	(Cost - $2,663,185)
	Total Investments	38,479,200	100.09%
	(Cost - $27,225,477)
	Liabilities in Excess of Other Assets	(35,839)	-0.09%
	Net Assets	$38,443,361	100.00%

* Non-Income Producing Securities.
** The yield rate shown represents the 7-day yield at December 31, 2022.
(a) The company’s 2021 annual report is available at www.berkshirehathaway.com/reports.html, or sec.gov.

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 7

Blue Chip Investor Fund

Statement of Assets and Liabilities
December 31, 2022
Assets:
Investments at Fair Value	$38,479,200
(Cost - $27,225,477)
Cash	8,390
Dividends Receivable	25,885
Prepaid Expenses	5,883
Total Assets	38,519,358
Liabilities:
Investment Advisory Fee Payable	31,624
Administration Fee Payable	2,300
Other Accrued Expenses	23,058
Payable for Shareholder Redemptions	19,015
Total Liabilities	75,997
Net Assets	$38,443,361
Net Assets Consist of:
Paid In Capital	$27,189,638
Total Distributable Earnings	11,253,723
Net Assets, for 226,730 Shares Outstanding	$38,443,361
(Unlimited shares authorized, without par value)
Net Asset Value, Offering Price and Redemption Price
Per Share ($38,443,361/226,730 shares)	$169.56

Statement of Operations
For the fiscal year ended December 31, 2022

Investment Income:
Dividends (Net of foreign withholding tax of $29,906)	$350,688
Total Investment Income	350,688
Expenses:
Investment Advisory Fees	414,521
Transfer Agent & Accounting Fees	42,696
Administrative Fees	29,037
Audit & Tax Fees	19,000
Registration Fees	17,101
Legal Fees	18,000
Other Fees	9,066
Custody Fees	7,760
Insurance Expense	4,686
Interest Expense	2,261
Trustee Fees	2,000
Printing and Postage Expense	698
Total Expenses	566,826
Less: Advisory Fee Waiver	(150,044)
Net Expenses	416,782
Net Investment Loss	(66,094)
Net Realized and Unrealized Loss on Investments:
Net Realized Gain on Investments	629,193
Net Change in Unrealized Appreciation on Investments	(8,409,045)
Net Realized and Unrealized Loss on Investments	(7,779,852)
Net Decrease in Net Assets from Operations	$(7,845,946)

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 8

Blue Chip Investor Fund

Statements of Changes in Net Assets
	1/1/2022	1/1/2021
	to	to
	12/31/2022	12/31/2021
From Operations:
Net Investment Loss	$(66,094)	$(165,466)
Net Realized Gain on Investments	629,193	602,497
Net Change in Unrealized Appreciation on Investments	(8,409,045)	10,184,833
Net Increase (Decrease) in Net Assets from Operations	(7,845,946)	10,621,864
From Distributions to Shareholders:	(629,193)	(597,261)
From Capital Share Transactions:
Proceeds From Sale of Shares	3,566,663	3,523,011
Shares Issued on Reinvestment of Dividends	629,193	597,261
Cost of Shares Redeemed	(4,305,226)	(3,351,323)
Net Increase (Decrease) from Shareholder Activity	(109,370)	768,949
Net Increase (Decrease) in Net Assets	(8,584,509)	10,793,552
Net Assets at Beginning of Year	47,027,870	36,234,318
Net Assets at End of Year	$38,443,361	$47,027,870

Share Transactions:
Issued	19,587	17,930
Reinvested	3,771	2,889
Redeemed	(23,995)	(16,991)
Net Increase (Decrease) in Shares	(637)	3,828
Shares Outstanding Beginning of Year	227,367	223,539
Shares Outstanding End of Year	226,730	227,367

Financial Highlights
Selected data for a share outstanding	1/1/2022		1/1/2021		1/1/2020		1/1/2019		1/1/2018
throughout the period:	to		to		to		to		to
	12/31/2022		12/31/2021		12/31/2020		12/31/2019		12/31/2018
Net Asset Value -
Beginning of Year	$206.84		$162.09		$172.79		$144.68		$180.09
Net Investment Income (Loss) (a)	(0.29)		(0.74)		(0.14)		1.83		(0.11)
Net Gains or (Losses) on Investments
(realized and unrealized) (b)	(34.17)		48.15		(0.34)		28.41		(27.23)
Total from Investment Operations	(34.46)		47.41		(0.48)		30.24		(27.34)

Distributions (From Net Investment Income)	-		-		(0.09)		(1.91)		0.00
Distributions (From Capital Gains)	(2.82)		(2.66)		(10.13)		(0.22)		(8.07)
Total Distributions	(2.82)		(2.66)		(10.22)		(2.13)		(8.07)
Net Asset Value -
End of Year	$169.56		$206.84		$162.09		$172.79		$144.68
Total Return (c)	(16.64)%		29.25%		(0.26)%		20.91%		(15.15)%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$38,443		$47,028		$36,234		$38,583		$33,711
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.37%		1.34%		1.44%		1.40%		1.54%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.52%		-0.72%		-0.53%		0.73%		-0.45%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.01%	(d)	1.00%	(d)	1.00%	(d)	1.00%	(d)	1.16%	(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.16%	(d)	-0.38%	(d)	-0.09%	(d)	1.14%	(d)	-0.06%	(d)
Portfolio Turnover Rate	2.42%		13.33%		21.80%		14.89%		26.80%

(a) Per share amounts calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
(d) The ratio of expenses to average net assets includes interest expenses. The after reimbursement ratio of expense excluding interest expense was 1.00%, 1.00%, 1.00%, 1.00% and 1.00% for calendar years ended 2018, 2019, 2020, 2021 and 2022, respec-
tively. The after reimbursement ratio of net investment income (loss) excluding interest expense is 0.10%, 1.14%, -0.09%, -0.38%
and -0.15% for the calendar years ended 2018, 2019, 2020, 2021 and 2022, respectively.

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 9

NOTES TO FINANCIAL STATEMENTS
BLUE CHIP INVESTOR FUND
December 31, 2022

1.) ORGANIZATION
Blue Chip Investor Fund (the “Fund”) is a non-diversified series of the Blue Chip Investor Funds (the “Trust”), formerly Premier Funds. The Trust is an open-end investment company. The Trust was organized in Ohio as a business trust on November 1, 2001, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on January 1, 2002. At present, the Fund is the only series authorized by the Trust. The Fund’s investment objective is to seek long-term growth of capital. The Advisor to the Fund is Check Capital Management, Inc. (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended December 31, 2022, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2022 Annual Report 10

Notes to Financial Statements - continued

OTHER
The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date. Interest income and interest expense, if any, are recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices accurately reflect the fair value of such securities. Securities that are traded on an exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. If market prices or, in the opinion of Fund management including as informed by the Advisor’s opinion, market prices do not reflect fair value, or if events occur after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Fund through the Advisor may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees (the “Trustees” or the “Board”). Such securities are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the underlying fund and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

2022 Annual Report 11

Notes to Financial Statements - continued

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2022:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$35,816,015	$0	$0	$35,816,015
Money Market Funds	2,663,185	0	0	2,663,185
Total	$38,479,200	$0	$0	$38,479,200

The Fund did not hold any level 3 assets during the fiscal year ended December 31, 2022.

The Fund did not invest in any derivative instruments during the fiscal year ended December 31, 2022.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (the “Management Agreement”) with the Advisor, Check Capital Management, Inc. Under the terms of the Management Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trustees. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services, the Advisor receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund which is payable monthly. As a result of the above calculation, for the fiscal year ended December 31, 2022, the Advisor earned management fees totaling $414,521, before the waiver of fees and/or reimbursement of expenses described below. The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees, commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) at 1.00% of its average daily net assets through April 30, 2023. There are no provisions for recoupment for any of the contractual waivers entered into by the Advisor. The Advisor waived and/or reimbursed expenses of $150,044 for the fiscal year ended December 31, 2022. At December 31, 2022, the Fund owed the Advisor $31,624.

5.) RELATED PARTY TRANSACTIONS
The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc. (the “Administrator”). The Fund pays 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on assets above $500 million subject to a minimum monthly fee of $2,000. The Fund also pays all out-of-pocket expenses directly attributable to the Fund. Jeffrey R. Provence of the Administrator is also an Officer and Trustee of the Fund. For the fiscal year ended December 31, 2022, the Administrator earned $29,037. At December 31, 2022, the Fund owed the Administrator $2,300.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended December 31, 2022, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $992,788 and $3,845,954, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2022, Charles Schwab & Co. Inc., located at 101 Montgomery Street, San Francisco, California, held for the benefit of others, in aggregate, 61.21% of the Fund, and thus may be deemed to control the Fund. Also, National Financial Services, LLC, located at 200 Liberty Street, New York, New York, held for the benefit of others, in aggregate, 38.08% of the Fund, and thus may be deemed to control the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at December 31, 2022, was $27,225,477. At December 31, 2022, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation
$16,644,300	($5,390,577)	$11,253,723

As of December 31, 2022, there were no differences between book basis and tax basis.

2022 Annual Report 12

Notes to Financial Statements - continued

The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

	2022	2021
Ordinary Income	$ –	$ –
Long-term Capital Gains	629,193	597,261
	$ 629,193	$ 597,261

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$11,253,723
Total Distributable Earnings	$11,253,723

As of December 31, 2022, total distributable earnings was increased by $66,094 and paid in capital was decreased by $66,094. The adjustment was primarily related to the reclassification of net operating loss.

9.) LOAN AGREEMENT
A loan agreement, subject to certain covenants and restrictions, is in place between the Fund and its custodian, U.S. Bank, N.A. The Fund may seek to obtain loans for the purpose of funding redemptions or purchasing securities up to the lesser of $8,500,000 or the maximum amount that the Fund is permitted to borrow under the Investment Company Act of 1940 using the securities in its portfolio as collateral and allowing U.S. Bank, N.A. the right to setoff to those securities. The maximum interest rate of such loans is set at a rate per annum equal to U.S. Bank’s prime–lending rate (which was 7.50% as of December 31, 2022) less 0.50% . During the fiscal year ended December 31, 2022, the Fund had an average loan balance of $40,274 and paid an average interest rate of 5.62% . Additionally, the maximum borrowing during the period was $750,000. As of December 31, 2022, there was no outstanding loan balance. No compensating balances are required. The loan matured on February 5, 2023. The loan was renewed through February 4, 2024.

10.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2022, the Fund had 39.01% of the value of its net assets invested in stocks within the Diversified Companies sector.

11.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

12.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements, except as disclosed in Note 9.

2022 Annual Report 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Blue Chip Investor Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Chip Investor Funds comprising Blue Chip Investor Fund (the “Fund”) as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 23, 2023

2022 Annual Report 14

ADDITIONAL INFORMATION December 31, 2022 (UNAUDITED)

1.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On December 7, 2022, the Board of Trustees (the “Board” or the “Trustees”) considered the renewal of the Management Agreement (the “Agreement”) between the Advisor and the Trust, on behalf of the Fund. The Board reviewed the memorandum provided by legal counsel, noting that, in consideration of the continuance of the management agreement, the Board should review as much information as is reasonably necessary to evaluate the terms of the contract and determine whether it is fair to the Fund and its shareholders. The Board also reviewed the information provided by the Advisor to the Trustees for evaluation of continuance of the Agreement.

In renewing the Management Agreement, the Board of Trustees received material from the Advisor (the “Report”) addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the investment Advisor to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective (the “Peer Group”) as well as the Morningstar category average for the Fund. The Report also included comparative performance information for other accounts managed by the Advisor and the Fund’s benchmark index, the S&P 500® Index (the “Index”), and the Peer Group for the period ended September 30, 2022. The data showed that the Fund had similar performance to other accounts managed by the Advisor having a comparable mandate. The data showed that the Fund lagged the Index, category and Peer Group for the one-year, three-year, five-year, and ten-year periods. The data showed the Fund was within the range of the category and Peer Group during the periods of underperformance. The Trustees reviewed the information and concluded that the Fund’s performance was acceptable.

As for the nature, extent and quality of the services provided by the Advisor, the Trustees discussed the Advisor’s experience and capabilities. The representatives of the Advisor reviewed and discussed with the Board the Advisor’s Form ADV and the 17j-1 certifications. They summarized the information provided in the Report regarding matters such as the Advisor’s financial condition and investment personnel. The Trustees noted that while the Advisor employs a line of credit, it did not represent excessive leverage. They also discussed each portfolio manager’s background and investment management experience. Furthermore, they reviewed the Advisor’s financial information and discussed the firm’s ability to meet its obligations under the Agreement. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were satisfied with the quality of services provided by the Advisor, satisfied with the Advisor’s cybersecurity program, and that the Advisor has the resources to meet its obligations under the Agreement. They noted that both the portfolio management and the Chief Compliance Officer services were acceptable.

As to the fee charged and costs of the services provided, the Board reviewed the fees under the Agreement compared to the Peer Group, the Fund’s category average and fees charged to other clients of the Advisor. The Board noted that the current net expense ratio was in line with the Peer Group and the category average. The Board noted that the advisory fee was similar to that charged to other clients of the Advisor, although not directly comparable because of the greater regulatory demands of the Fund on the Advisor. The Board concluded that the advisory fee, which was within the range of fees charged for the Peer Group and category, was reasonable, particularly in light of the Fund’s size and the net management fees received after waivers. The Board also reviewed a profit and loss analysis prepared by the Advisor that analyzed the expenses incurred by the Advisor in managing the Fund and the total revenue derived by the Advisor from the Fund. The Trustees noted that the Advisor did not utilize an affiliated broker and received no soft dollar benefits. The Trustees concluded that the Advisor was not overly profitable.

As to the economies of scale, it was noted that the Advisor capped the Fund’s expenses during the period, excluding certain expenses, and will cap the Fund’s expenses for an additional one year period. The Trustees also noted they will revisit the issue of economies of scale as Fund assets grow. Next, the Independent Trustee met in executive session with counsel to discuss the continuation of the Agreement. The Officers of the Trust were excused during this discussion.

2022 Annual Report 15

Additional Information (Unaudited) - continued

Upon reconvening the meeting, it was the consensus of the Trustees, including the disinterested Trustees, that renewal of the Management Agreement would be in the best interests of the Fund and the shareholders.

2.) LIQUIDITY RISK MANAGEMENT PROGRAM
During the fiscal year ended December 31, 2022, the Board reviewed the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the Investment Company Act. The program is overseen by the Adviser, who has delegated certain responsibilities for managing the program to a liquidity program administrator (the “LPA”). The LPA reported that it had assessed, managed and reviewed the program for the Fund taking into consideration several factors including the liquidity of the Fund’s portfolio investments and the market, trading or investment specific considerations that may reasonably affect a security’s classification as a liquid investment. The LPA certified that the program was adequate, effectively implemented and needed no changes at that time.

2022 Annual Report 16

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Other
			Principal	Number of	Directorships
Name,	Position	Length of	Occupation(s)	Portfolios	Held By
Address,	with the	Time Served	During	Overseen	Trustee During
and Year of Birth	Trust		Past 5 Years	By Trustee	the
Past 5 Years

Ross C. Provence*, (1938)	President,	Since 2001	General Partner and Portfolio	1	PFS Funds
1939 Friendship Drive,	and		Manager for Value Trend Capital
Suite C, El Cajon,	Chairman		Management, LP (1995 to current).
California 92020			Estate planning attorney (1963 to
current).

Jeffrey R. Provence*,	Secretary,	Since 2001	CEO, Premier Fund Solutions, Inc.	1	PFS Funds,
(1969)	Treasurer		(2001-Present). General Partner and		Meeder Funds
1939 Friendship Drive,	and Trustee		Portfolio Manager for Value Trend
Suite C, El Cajon,			Capital Management, LP (1995 to
California 92020			current).

Jock Meeks, (1956)	Chief	Since 2004	Client Services Director for Check	N/A	N/A
575 Anton Blvd., Ste. 500	Compliance		Capital Management (2004 to cur-
Costa Mesa, CA 92626	Officer		rent).

* Ross C. Provence and Jeffrey R. Provence are considered “interested persons” as defined in Section 2(a)(19) of the Investment
Company Act of 1940 due to their positions as officers of the Trust. Ross C. Provence is the father of Jeffrey R. Provence.

Independent Trustee

Other
			Principal		Directorships
Name,	Position	Length of	Occupation(s)	Number of	Held By
Address,	with the	Time Served	During	Portfolios	Trustee During
and Year of Birth	Trust		Past 5 Years	Overseen	the
				By Trustee	Past 5 Years

Allen C. Brown, (1943)	Independent	Since 2001	Retired. Law Office of Allen C.	1	PFS Funds
222 West Madison Ave.,	Trustee		Brown, Estate planning and busi-
El Cajon, California 92020			ness attorney (1970 to 2021).

The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2022 Annual Report 17

Investment Advisor
Check Capital Management Inc.
575 Anton Boulevard, Suite 500
Costa Mesa, CA 92626-7169

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street
Suite 830
Milwaukee, WI 53202

This report is provided for the general information of the shareholders of the Blue Chip
Investor Fund. This report is not intended for distribution to prospective investors in the
Fund, unless preceded or accompanied by an effective prospectus.

BLUE CHIP INVESTOR FUND
575 Anton Boulevard, Suite 500
Costa Mesa, California 92626

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

No member of the audit committee has currently identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the Board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The Board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$15,250	$14,750
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	$3,750	$3,750
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Investor Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 3/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 3/1/2023

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 3/1/2023